UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 5, 2021

ALTITUDE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4500 SE Pine Valley Street, Port St. Lucie, FL 34952

(Address of Principal Executive Offices)

772-323-0625

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On July 6, 2021, the Company issued a press release regarding the appointment of Danny Green to the Sports, Technology and Education Advisory Board of the Company. A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Exhibits

On July 5, 2021, Danny Green was appointed to the Company’s newly-formed Sports, Technology and Education Advisory Board. The board is an assemblage of highly accomplished individuals in the areas of athletic/educational training and sports science. Mr. Green is an professional basketball player for the NBA’s Philadelphia 76ers. He played college basketball for the University of North Carolina, where he played in more games and had more wins than any Tar Heel before him. He won an NCAA championship his senior year and was subsequently drafted by the Cleveland Cavaliers with the 46th overall pick in the 2009 NBA draft. During the 2013 NBA Finals, Green set an NBA record for most three-point field goals made in a Finals series. He then won an NBA championship with the San Antonio Spurs the following season, and became just the third player from UNC to win an NCAA championship and an NBA championship. In 2019, he won a second NBA championship in his only season with the Toronto Raptors. He won a third championship in 2020 with the Los Angeles Lakers.

Known for his perimeter defense and three-point shooting, Green has been a key contributor on both ends on the floor throughout his NBA career, having been selected to his first NBA All-Defensive Second Team in the 2016–17 season.

Item 9.01 Exhibits

99.1	Press Release dated July 6, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2021

ALTITUDE INTERNATIONAL HOLDINGS, INC.

By:	/s/ Greg Breunich
Name:	Greg Breunich
Title:	Chief Executive Officer, Chief Financial Officer and Director